Exhibit 10.4

Ralcorp Holdings, Inc.
and
ING Life Insurance and Annuity Company
ReliaStar Life Insurance Company
The Prudential Insurance Company of America
Thrivent Financial for Lutherans
The Northwestern Mutual Life Insurance Company
Allstate Life Insurance Company
Allstate Insurance Company
Jefferson Pilot Financial Insurance Company
Jefferson Pilot LifeAmerica Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Mutual Insurance Company

First Supplement to Note Purchase Agreements

Dated as of December 22, 2003

             Re:                               $145,000,000 4.24% Series B Senior Notes
Due December 22, 2010

1614437.03.01 1584341

Ralcorp Holdings, Inc.
800 Market Street
Suite 2900
St. Louis, MO 63101

Dated as of
December 22, 2003

To the Series B Purchasers named in
Schedule A hereto

Ladies and Gentlemen:

This First Supplement to Note Purchase Agreements (the or this “First Supplement” ) is among Ralcorp Holdings, Inc., a Missouri corporation (the “Company” ) and the institutional investors named on Schedule A attached hereto (the “Series B Purchasers” ).

Reference is hereby made to the Note Purchase Agreements dated as of May 22, 2003 (as amended and supplemented, the “Note Purchase Agreements” ), among the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreements. Reference is further made to Section 4.13 of the Note Purchase Agreements which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a First Supplement.

The Company hereby agrees with the Series B Purchasers as follows:

1. The Company has authorized the issue and sale of $145,000,000 aggregate principal amount of its 4.24% Series B Senior Notes due December 22, 2010 (the “Series B Notes” ). The Series B Notes, together with the Series A Notes initially issued pursuant to the Note Purchase Agreements, the $50,000,000 aggregate principal amount of its 5.43% Series C Senior Notes due December 22, 2013 (the “Series C Notes” ) issued pursuant to the Second Supplement to Note Purchase Agreements dated as of December 22, 2003 the ( “Second Supplement” ), the $75,000,000 aggregate principal amount of the 4.76% Series D Senior Notes due December 22, 2013 (the “Series D Notes) issued pursuant to the Third Supplement to Note Purchase Agreement dated as of December 22, 2003 (the “Third Supplement” ) and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreements, are collectively referred to as the “Notes ” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreements). The Series B Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Series B Purchasers and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Series B Purchaser, and each Series B Purchaser agrees to purchase from the Company, Series B Notes in the principal amount set forth opposite such Series B Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

3. The sale and purchase of the Series B Notes to be purchased by each Series B Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the “Closing” ) on December 22, 2003 or on such other Business Day thereafter on or prior to December 30, 2003 as may be agreed upon by the Company and the Series B Purchasers. At the Closing the Company will deliver to each Series B Purchaser the Series B Notes to be purchased by such Series B Purchaser in the form of a single Series B Note (or such greater number of Series B Notes in denominations of at least $100,000 as such Series B Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Series B Purchaser’s nominee), against delivery by such Series B Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1096726 and account name Ralcorp Holdings, Inc. at Bank One, N.A. in Chicago, Illinois, ABA #071000013. If, at the Closing, the Company shall fail to tender such Series B Notes to any Series B Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Series B Purchaser’s satisfaction, such Series B Purchaser shall, at such Series B Purchaser’s election, be relieved of all further obligations under this First Supplement, without thereby waiving any rights such Series B Purchaser may have by reason of such failure or such nonfulfillment.

4. The obligation of each Series B Purchaser to purchase and pay for the Series B Notes to be sold to such Series B Purchaser at the Closing is subject to the fulfillment to such Series B Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreements with respect to the Series B Notes to be purchased at the Closing, and to the following additional conditions:

(a) Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreements shall be correct as of the date of Closing and the Company shall have delivered to each Series B Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b) Contemporaneously with the Closing, (i) the Company shall sell to each Series B Purchaser, and each Series B Purchaser shall purchase, the Series B Notes to be purchased by such Series B Purchaser at the Closing as specified in Schedule A (ii) the Company shall sell to each purchaser and each purchaser shall purchase the Series C Notes at the Closing and as specified in Schedule A to the Second Supplement and (iii) the Company shall sell to each purchaser and each purchaser shall purchase the Series D Notes, at the Closing and as specified in Schedule A to the Third Supplement.

5. Required Prepayments . On December 22, 2006 and on each December 22 thereafter to and including December 22, 2009 the Company will prepay $29,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series B Notes pursuant to Section 6 of this First Supplement or Section 8.3 of the Note Purchase Agreements or purchase of the Series B Notes permitted by Section 9 of this First Supplement, the principal amount of each required prepayment of the Series B Notes becoming due under this Section 5 of this First Supplement on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment or purchase.

6. Optional Prepayments with Make-Whole Amount . The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series B Notes, in an amount not less than 10% of the aggregate principal amount of the Series B Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Series B Notes written notice of each optional prepayment under this Section 6 of this First Supplement not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series B Notes to be prepaid on such date, the principal amount of each Series B Note held by such holder to be prepaid (determined in accordance with Section 7 of this First Supplement), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Series B Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

7. Allocation of Partial Prepayments for Series B Notes . In the case of each partial prepayment of the Series B Notes pursuant to Sections 5 or 6 of this First Supplement, the principal amount of the Series B Notes to be prepaid shall be allocated among all of the Series B Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8. Maturity; Surrender, etc. for Series B Notes . In the case of each prepayment of Series B Notes pursuant to Sections 5 and 6 of this First Supplement and Section 8.3 of the Note Purchase Agreements, the principal amount of each Series B Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and with respect to any prepayment under Section 6 of this First Supplement, the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Series B Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series B Note shall be issued in lieu of any prepaid principal amount of any Series B Note.

9. Purchase of Series B Notes . The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Series B Notes except upon the payment or prepayment of the Series B Notes in accordance with the terms of this First Supplement, Section 8.3 of the Note Purchase Agreements and the Series B Notes. The Company will promptly cancel all Series B Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Series B Notes pursuant to any provision of this Agreement and no Series B Notes may be issued in substitution or exchange for any such Series B Notes.

10. Make-Whole Amount for Series B Notes . The term “Make-Whole Amount” means, with respect to any Series B Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series B Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Series B Note, the principal of such Series B Note that is to be prepaid pursuant to Section 6 of this First Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series B Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series B Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Series B Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Markets (or such other display as may replace Page PX1 on Bloomberg Financial Markets) for actively traded U.S. Treasury securities having a maturity equal to the remaining term of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the remaining term and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the remaining term.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Series B Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series B Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 6 of this First Supplement or Section 12.1 of the Note Purchase Agreements.

“Settlement Date” means, with respect to the Called Principal of any Series B Note, the date on which such Called Principal is to be prepaid pursuant to Section 6 of this First Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.

11. Each Series B Purchaser, as to itself, represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreements are true and correct on the date hereof with respect to the purchase of the Series B Notes by such Series B Purchaser.

12. The Company and each Series B Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreements, as supplemented hereby, as fully and completely as if such Series B Purchaser were an original signatory to the Note Purchase Agreements.

13. Additional Series B Provisions. Pursuant to the provisions of Section 2.2(ii) and Section 2.2(iii) of the Note Purchase Agreements:

(a) In the event that the Series A Notes are not outstanding, the “Proposed Prepayment Date” under Section 8.3(c) for any holder of Series B Notes shall be deemed to be the first Business Day which is at least 15 days after the date of the notice of prepayment contemplated by Sections 8.3(a) and 8.3(b).

(b) The holders of the Series B Notes (and no other holders) agree to waive payment of the amount otherwise required by clause (y) of the penultimate sentence of the last paragraph of Section 12.1 of the Note Purchase Agreements (but no other amount) and, in consideration therefor, and in lieu of the amount otherwise payable under said clause (y), the Company agrees, upon any Series B Notes becoming due and payable under Section 12.1, whether automatically or by declaration, to pay such holders of the Series B Notes the Make-Whole Amount in respect of the Series B Notes, together with all other amounts required to be paid pursuant to Section 12.1.

(c) The holders of the Series B Notes (and no other holders) agree to waive payment of interest at the Default Rate on overdue interest, principal and premium, if any, otherwise required by clause (a) of the first sentence of Section 12.3 of the Note Purchase Agreements in connection with any rescission of acceleration of the Series B Notes and, in consideration therefor and in lieu of the amount otherwise payable at the Default Rate, the Company agrees that as a condition precedent to any rescission of acceleration of the Series B Notes, interest on any such overdue interest, principal and premium, if any, shall be paid at the overdue rate applicable to the Series B Notes as more fully described at the end of the first paragraph of Exhibit 1 hereto.
- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
The execution hereof shall constitute a contract between the Company and the Series B Purchasers for the uses and purposes hereinabove set forth, and this First Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.
Ralcorp Holdings, Inc.
By:   /s/ S. Monette
Name:   S. Monette
                                                                              Title: Corporate Vice President and
   Treasurer

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
ING Life Insurance and Annuity Company
ReliaStar Life Insurance Company

By:  ING Investment Management LLC, as Agent

By /s/ Peter Komarek
Name: Peter Komarek
Title:    Vice President

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
The Prudential Insurance Company of America

By    /s/ Brian E. Lemons
Name:   Brian E. Lemons
Title:      Vice President

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
Thrivent Financial for Lutherans

By    /s/ Glen J. Vanic
Name:   Glen J. Vanic
Title:      Portfolio Manager

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
The Northwestern Mutual Life Insurance Company

By    /s/ Timothy S. Collins
Name:   Timothy S. Collins
Its Authorized Representative

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
Allstate Life Insurance Company

By    /s/ Robert B. Bodett
Name:   Robert B. Bodett

By    /s/ Judith P. Greffin
Name:   Judith P. Greffin
Authorized Signatories

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
Allstate Insurance Company

By   /s/ Robert B. Bodett
Name:  Robert B. Bodett

By   /s/ Judith P. Greffin
Name:  Judith P. Greffin
Authorized Signatories

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
Jefferson Pilot Financial Insurance Company

By    /s/ James E. McDonald. Jr.
Name:   James E. McDonald. Jr.
Title:      Vice President

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
Jefferson Pilot LifeAmerica Insurance Company

By    /s/ James E. McDonald. Jr.
Name:   James E. McDonald. Jr.
Title:      Vice President

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
Nationwide Life and Annuity Insurance Company

By    /s/ Joseph P. Young
Name:   Joseph P. Young
Title:     Authorized Signatory

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Accepted as of December 22, 2003
Nationwide Mutual Insurance Company

By    /s/ Joseph P. Young
Name:   Joseph P. Young
Title:     Authorized Signatory

- -

Ralcorp Holdings, Inc. First Supplement to Note Purchase Agreements
Each of the undersigned ratifies and confirms as of the date hereof its obligations under the Subsidiary Guarantee made as of May 22, 2003.

Bremner, Inc.
Sugar Kake Cookie Inc. f/k/a Cascade Cookie Company, Inc.
Flavor House Products, Inc.
Nutcracker Brands, Inc.
RH Financial Corporation
Ripon Foods, Inc.
Heritage Wafers, LLC
The Carriage House Companies, Inc.
The Torbitt & Castleman Company, LLC

By     /s/ S. Monette
Name:    S. Monette
Title:       Treasurer

Ralcorp Holdings, Inc.First Supplement to Note Purchase Agreements

Information Relating to Series B Purchasers

Principal Amount
               Name and Address                                                                                        of Series B. Notes
               of Series B. Purchaser                                                                                    to be Purchased

ING Life Insurance and Annuity Company c/o ING Investment Management LLC 100 Washington Avenue South, Suite 1635 Minneapolis, Minnesota 55401-2121 Attention: Jim Rogers Phone Number: (612) 372-5236 Fax Number: (612) 372-5368	$35,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ralcorp Holdings, Inc., 4.24% Series B Senior Notes due December 22, 2010, PPN  751028 A@ 0 , principal, premium or interest”) to:

The Bank of New York
ABA #021000018
BFN: IOC 566 (for scheduled principal and interest payments)

or

BFN: IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
Attention: P&I Department
Ref: ING Life Insurance and Annuity Company
Account Number 216101 and 751028 A@ 0

Notices

Notices with respect to payments and written confirmation of each such payment, to be addressed:

ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Securities Accounting
Fax Number: (770) 690-4886

All notices and communications to be addressed as first provided above with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Private Placements
Fax Number: (770) 690-5057

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 71-0294708
A-

Principal Amount
                        Name and Address                                                                               of Series B. Notes
                        of Series B Purchaser                                                                            to be Purchased

ReliaStar Life Insurance Company c/o ING Investment Management LLC 100 Washington Avenue South, Suite 1635 Minneapolis, Minnesota 55401-2121 Attention: Jim Rogers Phone Number: (612) 372-5236 Fax Number: (612) 372-5368	$15,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ralcorp Holdings, Inc., 4.24% Series B Senior Notes due December 22, 2010, PPN  751028 A@ 0 , principal, premium or interest”) to:

The Bank of New York
BFN: IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

BFN: IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
ABA #021000018
Ref: ReliaStar Life Insurance Company
Account Number 187035 and 751028 A@ 0

Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Securities Accounting
Fax Number: (770) 690-4886

All other notices and communications to be addressed as first provided above with a copy to:

ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Private Placements
Fax Number: (770) 690-5057

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 41-0451140
A-

Principal Amount
                        Name and Address                                                                              of Series B. Notes
                        of Series B. Purchaser                                                                          to be Purchased

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201 Attention: Managing Director	$25,000,000
Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “4.24% Senior Notes due 2010, Security No. !INV 8810!, PPN  751028 A@ 0 ”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made for credit to:

The Bank of New York
New York, New York
ABA #021-000-018
For credit to: Account Number 890-0304-391

Notices

All notices and communications (including copies of all notices relating to payments) to be addressed to:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10 th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections

All other notices and communications to be addressed as first provided above.

Recipient of telephonic prepayment notices:

Manager, Trade Management Group
Phone Number: (973) 367-3141
Telefacsimile: (800) 224-2278

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670
A-

Principal Amount
                        Name and Address                                                                               of Series B. Notes
                        of Series B Purchaser                                                                            to be Purchased

Thrivent Financial for Lutherans 625 Fourth Avenue South Minneapolis, Minnesota 55415 Attention: Investment Division Fax Number: (612) 340-5776	$25,000,000

Payments

All payments of principal, premium or interest on the account of the Notes shall be made by bank wire transfer (in immediately available funds) to:

ABA #011000028
State Street Bank & Trust Co.
DDA # A/C — 6813-049-1
Fund Number: NCE1
Fund Name: Thrivent Financial for Lutherans
Security Description: 4.24% Series B Senior Notes due December 22, 2010 of Ralcorp Holdings, Inc.
Private Placement No.: 751028 A@ 0
Reference Purpose of Payment: _____________
Principal and Interest Breakdown:  _____________

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

Thrivent Financial for Lutherans
625 Fourth Avenue North
Minneapolis, Minnesota 55415
Attention: Investment Division
Fax: (612) 340-5776

with a copy to:

Thrivent Accounts
State Street Kansas City
801 Pennsylvania
Kansas City, Missouri 64105
Attention: Bart Woodson
Fax: (816) 691-3610

Name of Nominee in which Notes are to be issued: Swanbird & Co.

Taxpayer I.D. Number for Swanbird & Co.: 04-3475606

Taxpayer I.D. Number for Thrivent Financial for Lutherans: 39-0123480
A-

Principal Amount
                        Name and Address                                                                               of Series B Notes
                        of Series B Purchaser                                                                            to be Purchased

The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Securities Department Fax Number: (414) 665-7124	$20,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ralcorp Holdings, Inc., 4.24% Series B S enior Notes due December 22, 2010, PPN  751028 A@ 0 , principal, premium or interest”) to:

Deutsche Bank Trust Company Americas
16 Wall Street
Insurance Unit, 4th Floor
New York, New York 10005
ABA #0210-0103-3
for the account of: The Northwestern Mutual Life Insurance Company
Account Number 00-000-027

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention: Investment Operations, Fax Number: (414) 625-6998.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0509570
A-

Principal Amount
                         Name and Address                                                                              of Series B Notes
                         of Series B Purchaser                                                                           to be Purchased

Allstate Life Insurance Company 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Attention: Private Placements Department Telephone Number: (847) 402-7117 Telecopier Number: (847) 402-3092	$12,000,000

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by “DPP” and the payment as principal, interest or premium, in the exact format as follows:

BBK =       Harris Trust and Savings Bank
ABA #071000288
BNF =       Allstate Life Insurance Company
Collection Account #168-117-0
ORG =       Ralcorp Holdings, Inc.
OBI =        DPP - 751028 A@ 0
Payment Due Date (MM/DD/YY) - P ______ (Enter “P” and the amount of principal being remitted, for example, P5000000.00) - I ______ (Enter “I” and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

Allstate Insurance Company
Investment Operations—Private Placements
3075 Sanders Road, STE G4A
Northbrook, Illinois 60062-7127
Telephone: (847) 402-6672 Private Placements
                 (847) 402-3802 Bank Loans
Telecopy:  (847) 326-7032

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-2554642
A-

Principal Amount
                        Name and Address                                                                               of Series B Notes
                        of Series B Purchaser                                                                            to be Purchased

Allstate Insurance Company 3075 Sanders Road, STE G5D Northbrook, Illinois 60062-7127 Attention: Private Placements Department Telephone Number: (847) 402-7117 Telecopier Number: (847) 402-3092	$3,000,000

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds (identifying each payment with name of the Issuer (and the Credit, if any), the Private Placement Number preceded by “DPP” and the payment as principal, interest or premium) in the exact format as follows:

BBK =       Harris Trust and Savings Bank
ABA #071000288
BNF =       Allstate Insurance Company
Collection Account #168-114-7
ORG =       Ralcorp Holdings, Inc.
OBI =        DPP - 751028 A@ 0 —
Payment Due Date (MM/DD/YY) —
P ______ (enter “P” and the amount of principal being remitted, for example, P5000000.00) —
I ______ (enter “I” and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

Allstate Insurance Company
Investment Operations—Private Placements
3075 Sanders Road, STE G4A
Northbrook, Illinois 60062-7127
Telephone: (847) 402-6672 Private Placements
                 (847) 402-3802 Bank Loans
Telecopy:  (847) 326-7032

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-0719665
A-

Principal Amount
                        Name and Address                                                                               of Series B Notes
                        of Series B Purchaser                                                                            to be Purchased

Jefferson Pilot Financial Insurance Company Post Office Box 20407 Greensboro, North Carolina 27420 Attention: Securities Administration Telefacsimile: (336) 691-3025 Overnight Mail Address: 100 North Greene Street Greensboro, North Carolina 27401	$3,000,000

Payments

All payments on or in respect of the Notes to be b y bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ralcorp Holdings, Inc., 4.24% Series B Senior Notes due December 22, 2010 , PPN  751028 A@ 0 , principal, premium or interest”) to:

Jefferson Pilot Financial Insurance Company
c/o The Bank of New York
ABA #021 000 018 BNF: IOC566
Further Credit Account 060352
Attention: P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

Jefferson Pilot Financial Insurance Company
c/o The Bank of New York
P. O. Box 19266
Newark, New Jersey 07195
Attention: P&I Department

with duplicate notice to Jefferson Pilot Financial Insurance Company at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 62-0395665
A-

Principal Amount
                        Name and Address                                                                               of Series B Notes
                        of Series B Purchaser                                                                            to be Purchased

Jefferson Pilot LifeAmerica Insurance Company P. O. Box 20407 Greensboro, North Carolina 27420 Attention: Securities Administration Telefacsimile: (336) 691-3025 Overnight Mail Address: 100 North Greene Street Greensboro, North Carolina 27401	$2,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ralcorp Holdings, Inc., 4.24% Series B Senior Notes due December 22, 2010 , PPN  751028 A@ 0 , principal, premium or interest”) to:

Jefferson Pilot LifeAmerica Insurance Company
c/o The Bank of New York
ABA #021000018 BNF: IOC566
Custody Account 0000186145
Attention: P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

Jefferson Pilot LifeAmerica Insurance Company
c/o The Bank of New York
P. O. Box 19266
Newark, New Jersey 07195
Attention: P&I Department

with duplicate notice to Jefferson Pilot LifeAmerica Insurance Company at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-0832760
A-

Principal Amount
                        Name and Address                                                                               of Series B Notes
                        of Series B Purchaser                                                                            to be Purchased

Nationwide Life and Annuity Insurance Company One Nationwide Plaza (1-33-07) Columbus, Ohio 43215-2220 Attention: Corporate Fixed-Income Securities	$3,000,000

Payments

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

Wiring Instructions:

The Bank of New York
ABA #021-000-018
BNF: IOC566
F/A/O Nationwide Life and Annuity Insurance Company
Attention: P&I Department
PPN # 751028 A@ 0
Security Description: 4.24% Series B Senior Notes due December 22, 2010 of Ralcorp Holdings, Inc.

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

Nationwide Life and Annuity Insurance Company
c/o The Bank of New York
P. O. Box 19266
Newark, New Jersey 07195
Attention: P&I Department

With a copy to:

Nationwide Life and Annuity Insurance Company
One Nationwide Plaza (1-32-05)
Columbus, Ohio 43215-2220
Attention: Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-1000740
A-

Principal Amount
                         Name and Address                                                                              of Series B Notes
                         of Series B Purchaser                                                                           to be Purchased

Nationwide Mutual Insurance Company One Nationwide Plaza (1-33-07) Columbus, Ohio 43215-2220 Attention: Investments	$2,000,000

Payments

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

Wiring Instructions:

The Bank of New York
ABA #021-000-018
BNF: IOC566
F/A/O Nationwide Mutual Insurance Company
Attention: P&I Department
PPN # 751028 A@ 0
Security Description: 4.24% Series B Senior Notes due December 22, 2010 of Ralcorp Holdings, Inc.

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

Nationwide Mutual Insurance Company
c/o The Bank of New York
P. O. Box 19266
Newark, New Jersey 07195
Attention: P&I Department

With a copy to:

Nationwide Mutual Insurance Company
One Nationwide Plaza (1-32-05)
Columbus, Ohio 43215-2220
Attention: Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-4177100

Schedule A (to First Supplement)

Supplemental Representations

The Company represents and warrants to each Series B Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreements is true and correct as of the date hereof with respect to the Series B Notes with the same force and effect as if each reference to “Series A Notes” set forth therein was modified to refer the “Series B Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreements as supplemented by this First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreements which are supplemented hereby:
Section 5.3. Disclosure . The Company, through its agent, SPP Capital Partners, LLC, have delivered to each Series B Purchaser a copy of a Confidential Direct Placement Memorandum dated May, 2003, together with the letter of SPP Capital Partners, LLC dated December 1, 2003 (the “Memorandum” ), relating to the transactions contemplated by the First Supplement. The Note Purchase Agreements, the Memorandum, the documents, certificates or other writings (including, without limitation, the Annual Report on Form 10K of the Company for the Fiscal Year ended 2003) delivered to each Series B Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreements and this First Supplement and the financial statements listed in Schedule 5.5-First to this First Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since September 30, 2003, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 5.4. Organization and Ownership of Shares of Subsidiaries . (a) Schedule 5.4-First to this First Supplement contains (except as noted therein) complete and correct lists of the Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

Section 5.13. Private Offering by the Company . Neither the Company nor anyone acting on its behalf has offered the Series B Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Series B Purchasers and not more than 41 other Institutional Investors, each of which has been offered the Series B Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Section 5.14. Use of Proceeds; Margin Regulations . The Company will apply the proceeds of the sale of the Series B Notes to refinance existing Debt incurred in connection with the acquisition of Bakery Chef, Inc. and for general corporate purposes. No part of the proceeds from the sale of the Series B Notes pursuant to this First Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 222), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Debt; Future Liens . (a) Schedule 5.15-First to this First Supplement sets forth a complete and correct list of all outstanding Debt of the Company and the Subsidiaries as of December 17, 2003, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or the Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

Exhibit A (to First Supplement)

[Form of Series B Note]
Ralcorp Holdings, Inc.
4.24% Senior Note, Series  B Due December 22, 2010

No. RB– [_____]                                                                                                                                                [Date]
$[____________]                                                                                                                            PPN 751028 A@ 0

For Value Received , the undersigned, Ralcorp Holdings, Inc. (herein called the “Company” ), a corporation organized and existing under the laws of the State of Missouri, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on December 22, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.24% per annum from the date hereof, payable semiannually, on the 22nd day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the First Supplement referred to below), payable semiannually, as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i)  6.24% or (ii) 2% over the rate of interest publicly announced by Bank One, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank One, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

The payment and performance of this Note is unconditionally guaranteed by the Guarantors pursuant to the Subsidiary Guarantee, as such terms are used in the Note Purchase Agreements (defined below).

This Note is one of a series of Senior Notes (herein called the “Notes” ) issued pursuant to that certain First Supplement dated as of December 22, 2003 (as from time to time amended and supplemented, the “First Supplement” ), to Note Purchase Agreements, dated as of May 22, 2003, between the Company and the respective Series B Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements (as defined in the First Supplement) and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements (as defined in the First Supplement).

This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the First Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the First Supplement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any Make-Whole Amount, if any) and with the effect provided in the Note Purchase Agreements.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

Ralcorp Holdings, Inc.

By ___________________________________
                        [Title]

Exhibit 1 (to First Supplement)

Organization and Ownership of Subsidiaries

SUBSIDIARIES OF RALCORP HOLDINGS, INC.
SCHEDULE 5.4 - FIRST

Company	State of Incorporation

Ralcorp Holdings, Inc.	Missouri
Bremner, Inc. (1)	Nevada
National Oats Company (1)	Nevada
PL Financial Corporation (1)	Nevada
Ralston Food Sales, Inc. (1)	Nevada
Ralcorp Receivables Corporation (1)	Nevada
RH Financial Corporation (1)	Nevada
Sugar Kake Cookie Inc. (2)	Delaware
Flavor House Products, Inc. (2)	Delaware
Nutcracker Brands, Inc. (2)	Georgia
The Carriage House Companies, Inc. (2)	Delaware
JEN Acquisition Corporation (3)	Nevada
T & C Financial Incorporated (3)	Nevada
The Torbitt & Castleman Company, LLC (4)	Delaware
Ripon Foods, Inc. (2)	Wisconsin
Heritage Wafers, LLC (5)	Wisconsin
Value Added Bakery Holding Company (2)	Delaware
Bakery Chef, Inc. (6)	Kentucky
Community Shops, Inc. (7)	Illinois
The Bun Basket, Inc. (7)	Michigan

    1.  100% owned by Ralcorp Holdings, Inc.
                     2.  100% owned by RH Financial Corporation
                     3.  100% owned by The Carriage House Companies, Inc.
                     4.  95% owned by JEN Acquisition Corporation & 5% owned by T & C Financial Incorporated
                     5.  100% owned by Ripon Foods, Inc.
                     6.  100% owned by Value Added Bakery Holding Company
                     7.  100% owned by Bakery Chef, Inc.
Schedule 5.4-First (to First Supplement)

Financial Statements

Annual Report on Form 10-K for the year ended September 30, 2003.

Schedule 5.5-First (to First Supplement)

Debt

Debt as of 12/17/03:

Lender	Instrument	Maturity	Amount	Rate
Bank One	Master Note	12/18/03	10,000,000.00	1.9350%
Wachovia	Master Note	12/18/03	21,100,000.00	1.7500%
Bank One	Credit Facility	12/19/03	205,000,000.00	1.8750%
Purchasers, Series A	Private Placement	5/22/10	150,000,000.00	2.0200%
IRB Bondholders	Red Wing IRB	4/1/05	5,600,000.00	1.0100%

Creditor	Instrument	Expiration	Outstanding
Penske Truck Leasing Company	Capital Lease	August, 2005	6,677.16
Penske Truck Leasing Company	Capital Lease	July, 2005	25,183.56
GE Capital	Capital Lease	October, 2005	219,570.22

Total Debt as of 12/17/03:			391,951,430.94

Schedule 5.15-First (to First Supplement)